UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 5, 2021

Kadmon Holdings, Inc.
(Exact name of Registrant as Specified in Its Charter)

Delaware	001-37841	27-3576929
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

450 East 29th Street New York, NY	10016
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (833) 900-5366

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	KDMN	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.07	Submission of Matters to a Vote of Security Holders

On November 5, 2021, Kadmon Holdings, Inc. (the “Company”) held a special meeting of its stockholders (the “Special Meeting”) to consider and vote upon the following proposals (1) the merger of the Company with and into a wholly owned indirect subsidiary of Sanofi, a societe anonyme (“Parent”), pursuant to the Agreement and Plan of Merger (the “Merger Agreement”), dated as of September 7, 2021, by and among Company, Parent and Latour Merger Sub, Inc., a Delaware corporation and indirect wholly owned subsidiary of Parent (“Merger Sub”) (“Proposal 1”); and (2) the proposal to adjourn the Special Meeting, if necessary and for a minimum period of time reasonable under the circumstances, to ensure that any necessary supplement or amendment to the proxy statement is provided to the Company stockholders a reasonable amount of time in advance of the Special Meeting or to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve Proposal 1 (“Proposal 2”).  Each of the proposals is described in more detail in the definitive proxy statement, dated October 4, 2021, filed by the Company with the Securities and Exchange Commission, as supplemented by subsequent filings with the Securities and Exchange Commission.

There were 176,242,263 shares of Company common stock and 28,708 shares of Company preferred stock (representing 3,822,323 shares of Company common stock on an as-converted basis) issued and outstanding on the record date of September 27, 2021 and entitled to vote at the Special Meeting and 118,980,147 shares of Company common stock (on an as-converted basis) were represented in person or by proxy at the Special Meeting, which constituted a quorum to conduct business at the Special Meeting.

1.	Proposal 1: Approval of the Merger pursuant to the Merger Agreement

Approval of the Proposal 1, the Merger pursuant to the Merger Agreement, required the affirmative vote of the holders of the outstanding shares of Company common stock and Company preferred stock (voting on an as-converted basis with the holders of Company common stock), as of the close of business on September 27, 2021. Stockholders approved Proposal 1 voting as follows:

For	Against	Abstain
116,514,009	2,267,326	198,812

2.	Proposal 2: Adjournment Proposal

Approval of Proposal 2 required the affirmative vote of the holders of a majority of the shares of Company common stock and Company preferred stock (voting on an as-converted basis with the holders of Company common stock) present in person or represented by proxy, as of the close of business on September 27, 2021. Stockholders approved Proposal 2, voting as follows:

For	Against	Abstain
101,352,219	12,330,121	5,297,807

The Company expects to consummate the Merger on November 9, 2021.

Forward-Looking Statements

This Form 8-K and the documents referred to herein contain forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995, as amended. Forward-looking statements are statements that are not historical facts and may include projections and estimates and their underlying assumptions, statements regarding plans, objectives, intentions and expectations with respect to future financial results, events, operations, services, product development and potential, and statements regarding future performance. Forward-looking statements are generally identified by the words “expects”, “anticipates”, “believes”, “intends”, “estimates”, “plans”, “will be” and similar expressions. Although the Company’s management believes that the expectations reflected in such forward-looking statements are reasonable, investors are cautioned that forward-looking information and statements are subject to various risks and uncertainties, many of which are difficult to predict and generally beyond the Company’s control, that could cause actual results and developments to differ materially from those expressed in, or implied or projected by, the forward-looking information and statements. These risks and uncertainties include among other things, risks related to Sanofi and the Company’s ability to complete the transaction on the proposed terms or on the proposed timeline, including the possibility that competing offers will be made, failure to satisfy conditions to closing and other risks associated with executing business combination transactions, such as disruption from the proposed acquisition making it more difficult to conduct business as usual or to maintain relationships with customers, employees, manufacturers, suppliers or patient groups. While the list of factors presented here is representative, no list should be considered a statement of all potential risks, uncertainties or assumptions that could have a material adverse effect on the companies’ ability to consummate the Merger and/or their consolidated financial condition or results of operations. The foregoing factors should be read in conjunction with the risks and cautionary statements discussed or identified in the public filings with the SEC made by the Company, including those listed under “Risk Factors” and “Cautionary Statement Regarding Forward-Looking Statements” in the Company’s annual report on Form 10-K for the year ended December 31, 2020, quarterly reports on Form 10-Q and current reports on Form 8-K filed with the SEC. The forward-looking statements speak only as of the date hereof and, other than as required by applicable law, the Company does not undertake any obligation to update or revise any forward-looking information or statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

KADMON HOLDINGS, INC.

Date: November 5, 2021	By:	/s/ Harlan W. Waksal
Harlan W. Waksal, M.D.
President and Chief Executive Officer